UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2025

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 – Results of Operations and Financial Condition

Webcast and Investor Update Conference Call

Management of Terra Property Trust, Inc. (the “Company”) will host a webcast and investor update conference call on May 22, 2025 at 11:00 a.m. Eastern Time to provide financial and operational details of the Company’s performance for the quarter ended March 31, 2025, and to discuss the Company’s liquidity plans. A copy of the presentation deck is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. To listen to the live broadcast, please follow the instructions below.

To Access the Webcast:

Navigate to the following website on your web browser and complete the online registration form: https://edge.media-server.com/mmc/p/v3so5pc4. Questions can be submitted in advance of the meeting upon registration.

To Dial In to the Telephone Conference Call:

Navigate to the following website on your web browser and complete the online registration form: https://register-conf.media-server.com/register/BI46c15d5321c84df59c5c76f4eaf27641.

Upon registering you will receive the dial-in information and a unique PIN code to join the call as well as an email confirmation. Dial in at least five minutes prior to start time.

Webcast Playback Information:

Navigate to the following website on your web browser: https://edge.media-server.com/mmc/p/v3so5pc4.

The webcast playback can be accessed through June 5, 2025.

The information in Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01 – Financial Statements and Exhibits.

Exhibit	Description

99.1	Presentation
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: May 22, 2025	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer